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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 29, 1999

                       Commission File Number: 33-29942-NY

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                             NATIONS FLOORING, INC.
             [Exact name of registrant as specified in its charter]

Delaware                          2836, 2835               11-2925673
(State or Other             (Primary Standard              (IRS Employer
Jurisdiction                Industrial Classification      Identification Number
Of Incorporation or         Code Number)
Organization)

100 Maiden Lane
New York, New York                                              10038
(Address of principal                                           (Zip Code)
executive offices)

       Registrant's telephone number, including area code: (212) 898-8888
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Item 2.   Acquisition or Disposition of Assets

          (a) Acquisition. On March 29, 1999, the Company acquired the assets of C.B. Realty of Delaware, Inc. ("Realty") pursuant to an Agreement and Plan of Merger dated March 23, 1999 in exchange for 59,725.4 shares of the Company's common stock and the assumption of the mortgage on the property. Prior to the merger, Realty was owned by four individuals who also, collectively controlled 43.6% of the preferred and common stock of Nations Flooring, Inc. ("Nations"). The number of shares offered to the stockholders of Realty was set by Nations Board of Directors in an amount that was intentionally set to be a benefit to the Company and was anitdilutive in nature. The former stockholders of Realty accepted such offer. The acquisition was accounted for as a purchase since Nations and Realty were not under common control. Realty's only operations consisted of owning and leasing the facility where the Company's main operations are conducted in Las Vegas, Nevada.

               Credit Arrangement with General Electric Capital Business Funding Corporation ("G.E. Capital") (formerly MetLife Capital Financial Corporation ("MetLife")). On May 19, 1998, Realty entered into a credit arrangement with G.E. Capital consisting of a mortgage note payable of $500,000 secured by the underlying real estate. The mortgage requires 59 monthly payments of $5,690 with a balloon payment due on May 18, 2003. The mortgage bears interest at 9% per annum, payable monthly. On March 31, 1999, G.E. Capital agreed to allow the Company to assume the mortgage with identical terms.

          (b) The primary asset acquired through the merger is the land and building where Nations' main operations are conducted in Las Vegas, Nevada. Nations intends to continue to use this facility to conduct its Nevada operations.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial statements of business acquired.

               It is impracticable to file financial statements of Realty at this time. The required financial statements will be filed as an amendment to this Report on Form 8-K within sixty (60) days of the due date hereof.

          (b)  Pro forma financial information.

               It is impracticable to file pro forma financial information at this time. The required pro forma financial information will be filed as an

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               amendment to this Report on Form 8-K within sixty (60) days of the due date hereof.

          (c)  Exhibits.

               1. Agreement and Plan of Merger, dated March 23, 1999, between the Registrant and Realty.

               2.   Promissory Note dated May 19, 1998, between Realty and
                    MetLife.

                    It is impracticable to file this exhibit at this time. The required exhibit will be filed as an amendment to this Report on Form 8-K within sixty (60) days of the due date hereof.

               3. Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixtures Filing dated May 19, 1998 by realty in favor of MetLife.

                    It is impracticable to file this exhibit at this time. The required exhibit will be filed as an amendment to this Report on Form 8-K within sixty (60) days of the due date hereof.

               4. Assignment of Rents and Leases dated May 19, 1998 between Realty and MetLife.

                    It is impracticable to file this exhibit at this time. The required exhibit will be filed as an amendment to this Report on Form 8-K within sixty (60) days of the due date hereof.

               5. Loan Modification Agreement dated March 31, 1999 between the Registrant and G.E. Capital.

                    It is impracticable to file this exhibit at this time. The required exhibit will be filed as an amendment to this Report on Form 8-K within sixty (60) days of the due date hereof.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                       NATIONS FLOORING, INC.

                                       By:   /s/ Philip A. Herman
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                                             Philip A. Herman
                                             Chairman of the Board and President
Dated: April 12, 1999

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